SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report: January 6, 2004
---------------------------------
(Date of earliest event reported)

  Wachovia Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2003, relating to the Wachovia
 Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
                                 Series 2003-C9)
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             (Exact name of registrant as specified in its charter)

      North Carolina              333-108944-02               56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)

      301 South College Street, Charlotte, North Carolina     28288-0166
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           (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (704) 374-6161

Item 5. Other Events.

            On December 23, 2003, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C9 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of December 1, 2003, among Wachovia Commercial Mortgage Securities, Inc. as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer, Lennar Partners, Inc., as special servicer, Wells Fargo Bank Minnesota, N.A., as trustee, and LaSalle Bank National Association, as Paying Agent. The Certificates consist of twenty-three classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates" and the "Class E Certificates" (collectively, the "Offered Certificates"); and fifteen of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the " Class O Certificates", the "Class P Certificates", the "Class X-C Certificates", the "Class X-P Certificates", the "Class Z Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 118 commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,149,211,695. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Loans") were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2003, between the Registrant and Wachovia, certain of the Mortgage Loans (the "Eurohypo Loans") were acquired by the Registrant from Eurohypo AG, New York Branch ("Eurohypo") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2003, between the Registrant and Eurohypo, certain of the Mortgage Loans (the "Citigroup Loans") were acquired by the Registrant from Citigroup Global Markets Realty Corp. ("Citigroup") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2003, between the Registrant and Citigroup, certain of the Mortgage Loans (the "ABN AMRO Loans") were acquired by the Registrant from ABN AMRO Bank N.V., Chicago Branch ("ABN AMRO Bank") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2003, between the Registrant and ABN AMRO Bank and certain of the Mortgage Loans (the "LaSalle Loans") were acquired by the Registrant from LaSalle Bank National Association ("LaSalle", and collectively with Wachovia, Eurohypo, Citigroup and ABN AMRO Bank, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2003, between the Registrant and LaSalle. The source of funds for payment of the purchase price for the Wachovia Loans, the Eurohypo Loans, the Citigroup Loans, the ABN AMRO Loans and the LaSalle Loans paid by the registrant to the Sellers was derived from the sale of the Certificates by the Registrant to Wachovia Capital Markets, LLC ("Wachovia Securities"), Citigroup Global Markets Inc. ("Citigroup Global Markets"), ABN AMRO Incorporated ("ABN AMRO") and Goldman Sachs & Co. ("Goldman Sachs") pursuant to an Underwriting Agreement, dated December 11, 2003, among the Registrant, Wachovia Securities, Citigroup Global Markets, ABN AMRO and Goldman Sachs (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated December 11, 2003, among the Registrant, Wachovia Securities and Citigroup Global Markets (pertaining to the Class X-C, Class X-P, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On December 23, 2003, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 14, 2003, and the Prospectus Supplement, dated December 11, 2003 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements - Not Applicable.

(b) Pro Forma Financial Information - Not Applicable.

(c) Exhibits.

Item 601(a) of
Regulation S-K
Exhibit No.       Description
--------------    -----------

(1.1) Underwriting Agreement, dated December 11, 2003, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Citigroup Global Markets, Inc., ABN AMRO Incorporated and Goldman Sachs & Co.

(4.1) Pooling and Servicing Agreement, dated as of December 1, 2003, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, Lennar Partners, Inc., as special servicer, Wells Fargo Bank Minnesota, N.A., as trustee, and LaSalle Bank National Association, as paying agent.

(99.1) Mortgage Loan Purchase Agreement, dated as of December 1, 2003 between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

(99.2) Mortgage Loan Purchase Agreement, dated as of December 1, 2003, between Wachovia Commercial Mortgage Securities, Inc. and Eurohypo AG, New York Branch.

(99.3) Mortgage Loan Purchase Agreement, dated as of December 1, 2003, between Wachovia Commercial Mortgage Securities, Inc. and Citigroup Global Markets Realty Corp.

(99.4) Mortgage Loan Purchase Agreement, dated as of December 1, 2003, between Wachovia Commercial Mortgage Securities, Inc. and ABN AMRO Bank N.V., Chicago Branch.

(99.5) Mortgage Loan Purchase Agreement, dated as of December 1, 2003, between Wachovia Commercial Mortgage Securities, Inc. and LaSalle Bank National Association.

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        WACHOVIA COMMERCIAL MORTGAGE
                                            SECURITIES, INC.


                                        By: /s/ Charles L. Culbreth
                                            ------------------------------------
                                            Name:  Charles L. Culbreth
                                            Title: Managing Director

Date: January 6, 2004